Exhibit 99.l   NEWS RELEASE

As previously announced, U.S. Cellular will hold a teleconference May 2, 2014 at 9:30 a.m. CDT.  Listen to the live call via the Events & Presentations pages of investors.teldta.com  or investors.uscellular.com.

FOR IMMEDIATE RELEASE

U.S. cellular reports first quarter 2014 results

CHICAGO, (May 2, 2014) — United States Cellular Corporation (NYSE:USM) reported service revenues of $853.6 million for the first quarter of 2014, versus $996.3 million for the same period one year ago. Net income attributable to U.S. Cellular shareholders and related diluted earnings per share were $19.5 million and $0.23 respectively, for the first quarter of 2014, compared to $4.9 million and $0.06, respectively, in the comparable period one year ago.

Year-over-year comparisons are affected by the divestiture transaction and the deconsolidation of certain partnerships, both in 2013.

“With our competitive range of plans and strong smartphone selection, including the iPhone, we have had success attracting new customers and increasing smartphone adoption and data use,” said Kenneth R. Meyers, U.S. Cellular president and CEO. “This is reflected in higher gross customer additions and average revenue per customer. We’re driving our smartphone penetration and data growth strategies by bringing 4G LTE access to 93 percent of our customers in 2014, and offering high-demand devices like the new Samsung Galaxy S5. Network quality is the foundation of our strategy to increase customer additions and build loyalty.

“We’ve made significant progress to return service levels to our normally high standards following the billing system conversion.  While churn is still elevated, we are currently seeing improvements in both voluntary and involuntary churn from peak levels back in 2013 and early 2014.  Additionally the new system has already enabled us to deliver more products and services that meet our customers’ needs, like our Shared Connect Plans, new no contract Simple Connect Plans, and device installment contracts.

“The industry pricing environment is very dynamic at the present time.  However, we’re confident that we have the right offerings  for our target customers and we’ll continue to price them at competitive levels.  We have a strong financial foundation that will enable us to support our current initiatives and to continue to invest in our future by further expanding and enhancing our network and retail distribution.”

2014 Estimated Results

Capital expenditures for 2014 are expected to be approximately $640 million, down from $738 million in 2013.

Conference Call Information

U.S. Cellular will hold a conference call on May 2, 2014 at 9:30 a.m. CDT.

▪  Access the live call on the Events & Presentation page of investors.uscellular.com  or at www.videonewswire.com/event.asp?id=99006.

▪  Access the call by phone at 877/407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.

About U.S. Cellular

United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to 4.7 million customers in 23 states. The Chicago-based company had 6,800 full- and part-time associates as of March 31, 2014. At the end of the first quarter of 2014, Telephone and Data Systems, Inc. owned 84 percent of U.S. Cellular. For more information about U.S. Cellular, visit uscellular.com.

Contacts

Jane McCahon, Vice President, Corporate Relations and Corporate Secretary

312-592-5379

jane.mccahon@teldta.com

Julie Mathews, Investor Relations Manager

312-592-5341

julie.mathews@teldta.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:   All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: impacts of any pending acquisition and divestiture transactions,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the overall economy; competition; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets;  pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of handset devices, or the mix of products and services offered by U.S. Cellular. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by U.S. Cellular to furnish this press release to the Securities and Exchange Commission (“SEC”), which are incorporated by reference herein.

United States Cellular Corporation
Total Markets* Summary Operating Data (Unaudited)

As of or for the Quarter Ended	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Retail Customers
Postpaid
Total at end of period	4,174,000	4,267,000	4,343,000	4,412,000	5,060,000
Gross additions	197,000	176,000	165,000	165,000	191,000
Net additions (losses)	(93,000)	(71,000)	(60,000)	(120,000)	(74,000)
ARPU (1)	$57.59	$53.53	$54.64	$54.18	$54.85
Churn rate (2)	2.3%	1.9%	1.7%	2.0%	1.7%
Smartphone penetration (3) (4)	53.1%	50.8%	47.1%	45.5%	43.5%
Prepaid
Total at end of period	356,000	343,000	370,000	381,000	446,000
Gross additions	85,000	63,000	65,000	77,000	104,000
Net additions (losses)	13,000	(26,000)	(11,000)	(7,000)	23,000
ARPU (1)	$32.22	$31.66	$28.72	$31.69	$33.31
Churn rate (2)	6.9%	8.3%	6.8%	6.8%	6.2%
Total customers at end of period	4,684,000	4,774,000	4,875,000	4,968,000	5,736,000
Billed ARPU (1)	$53.93	$50.25	$50.92	$50.60	$51.13
Service revenue ARPU (1)	$60.19	$57.05	$58.36	$57.45	$57.63
Smartphones sold as a percent of total devices sold	73.0%	79.6%	65.2%	66.0%	61.7%
Total population
Consolidated markets (5)	54,817,000	58,013,000	84,025,000	84,025,000	93,943,000
Consolidated operating markets (5)	31,729,000	31,759,000	31,822,000	31,822,000	47,440,000
Market penetration at end of period
Consolidated markets (6)	8.5%	8.2%	5.8%	5.9%	6.1%
Consolidated operating markets (6)	14.8%	15.0%	15.3%	15.6%	12.1%
Capital expenditures (000s)	$89,581	$208,135	$242,459	$168,497	$118,410
Total cell sites in service	6,165	6,975	7,687	7,748	8,027
Owned towers	4,448	4,448	4,422	4,411	4,411

*         Represents U.S. Cellular’s consolidated markets. These results include markets which U. S. Cellular currently consolidates, or previously consolidated in the periods presented, and is not adjusted in prior periods for subsequent divestitures or deconsolidations.

Refer to U.S. Cellular’s Form 8-K filed on May 3, 2013 for pro forma financial information related to the Divestiture Transaction and the NY1 and NY2 Deconsolidation for the three months ended March 31, 2013, as if the transactions had occurred at the beginning of the period.

United States Cellular Corporation
Core* Markets Summary Operating Data (Unaudited)

As of or for the Quarter Ended	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Retail Customers
Postpaid
Total at end of period	4,174,000	4,267,000	4,343,000	4,412,000	4,463,000
Gross additions	197,000	176,000	165,000	165,000	176,000
Net additions (losses)	(93,000)	(71,000)	(60,000)	(53,000)	(33,000)
ARPU (1)	$57.59	$53.53	$54.64	$54.44	$54.21
Churn rate (2)	2.3%	1.9%	1.7%	1.6%	1.6%
Smartphone penetration (3) (4)	53.1%	50.8%	47.1%	45.5%	43.0%
Prepaid
Total at end of period	356,000	343,000	370,000	381,000	373,000
Gross additions	85,000	63,000	65,000	76,000	91,000
Net additions (losses)	13,000	(26,000)	(11,000)	8,000	31,000
ARPU (1)	$32.22	$31.66	$28.72	$31.65	$32.92
Churn rate (2)	6.9%	8.3%	6.8%	6.0%	5.6%
Total customers at end of period	4,684,000	4,774,000	4,875,000	4,968,000	5,005,000
Billed ARPU (1)	$53.93	$50.25	$50.92	$50.98	$50.93
Service revenue ARPU (1)	$60.19	$57.05	$58.36	$57.88	$57.14
Smartphones sold as a percent of total devices sold	73.0%	79.6%	65.2%	66.1%	62.1%
Total population
Consolidated markets (5)	54,817,000	58,013,000	84,025,000	84,025,000	84,025,000
Consolidated operating markets (5)	31,729,000	31,759,000	31,822,000	31,822,000	31,822,000
Market penetration at end of period
Consolidated markets (6)	8.5%	8.2%	5.8%	5.9%	6.0%
Consolidated operating markets (6)	14.8%	15.0%	15.3%	15.6%	15.7%
Capital expenditures (000s)	$89,581	$211,247	$239,332	$171,166	$107,907
Total cell sites in service	6,165	6,161	6,127	6,113	6,113
Owned towers	3,883	3,883	3,857	3,846	3,846

*      U.S. Cellular’s Core Markets excludes the results of the Divestiture Markets and NY1 and NY2 Partnerships for the periods presented.

Refer to U.S. Cellular’s Form 8-K filed on May 3, 2013 for pro forma financial information related to the Divestiture Transaction and the NY1 and NY2 Deconsolidation for the three months ended March 31, 2013, as if the transactions had occurred at the beginning of the period.

(1)     ARPU metrics are calculated by dividing a revenue base by an average number of customers by the number of months in the period.  These revenue bases and customer populations are shown below:

a.        Postpaid ARPU consists of total postpaid service revenues and postpaid customers.

b.        Prepaid ARPU consists of total prepaid service revenues and prepaid customers.

c.         Billed ARPU consists of total postpaid, prepaid and reseller service revenues and postpaid, prepaid and reseller customers.

d.        Service revenue ARPU consists of total retail service revenues, inbound roaming and other service revenues and postpaid, prepaid and reseller customers.

(2)     Churn metrics represent the percentage of the postpaid or prepaid customers that disconnect service each month. These metrics represent the average monthly postpaid or prepaid churn rate for each respective period.

(3)     Smartphones represent wireless devices which run on an Android, Apple, BlackBerry or Windows Mobile operating system, excluding tablets.

(4)     Smartphone penetration is calculated by dividing postpaid smartphone customers by total postpaid customers.

(5)     Used only to calculate market penetration of consolidated markets and consolidated operating markets, respectively. See footnote (6) below.

(6)     Market penetration is calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
Three Months Ended March 31,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Change
	2014	2013	Amount	Percent
Operating revenues
Service	$853,613	$996,349	$(142,736)	(14%)
Equipment sales	72,198	85,397	(13,199)	(15%)
Total operating revenues	925,811	1,081,746	(155,935)	(14%)

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	180,607	216,299	(35,692)	(17%)
Cost of equipment sold	270,474	241,691	28,783	12%
Selling, general and administrative	395,564	420,080	(24,516)	(6%)
Depreciation, amortization and accretion	167,753	189,845	(22,092)	(12%)
(Gain) loss on asset disposals, net	1,934	5,434	(3,500)	(64%)
(Gain) loss on sale of business and other exit costs, net	(6,900)	6,931	(13,831)	>(100%)
(Gain) loss on license sales and exchanges	(91,446)	—	(91,446)	N/M
Total operating expenses	917,986	1,080,280	(162,294)	(15%)

Operating income	7,825	1,466	6,359	>100%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	37,075	26,835	10,240	38%
Interest and dividend income	884	903	(19)	(2%)
Interest expense	(14,862)	(10,910)	(3,952)	(36%)
Other, net	86	(215)	301	>(100%)
Total investment and other income	23,183	16,613	6,570	40%

Income before income taxes	31,008	18,079	12,929	72%
Income tax expense	12,604	7,369	5,235	71%
Net income	18,404	10,710	7,694	72%
Less: Net income (loss) attributable to noncontrolling interests, net of tax	(1,078)	5,796	(6,874)	>(100%)
Net income attributable to U.S. Cellular shareholders	$19,482	$4,914	$14,568	>100%

Basic weighted average shares outstanding	84,213	83,838	375	—
Basic earnings per share attributable to U.S. Cellular shareholders	$0.23	$0.06	$0.17	>100%

Diluted weighted average shares outstanding	85,065	84,588	477	1%
Diluted earnings per share attributable to U.S. Cellular shareholders	$0.23	$0.06	$0.17	>100%

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

ASSETS

	March 31,	December 31,
	2014	2013
Current assets
Cash and cash equivalents	$398,541	$342,065
Short-term investments	40,056	50,104
Accounts receivable from customers and others	484,471	586,595
Inventory, net	218,882	238,188
Prepaid expenses	65,510	65,596
Net deferred income tax asset	99,105	99,105
Other current assets	19,702	19,538
	1,326,267	1,401,191

Assets held for sale	—	16,027

Investments
Licenses	1,425,945	1,401,126
Goodwill	387,524	387,524
Investments in unconsolidated entities	289,842	265,585
	2,103,311	2,054,235

Property, plant and equipment
In service and under construction	7,715,292	7,717,512
Less: Accumulated depreciation	4,939,072	4,860,992
	2,776,220	2,856,520

Other assets and deferred charges	132,536	117,735

Total assets	$6,338,334	$6,445,708

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

LIABILITIES AND EQUITY

	March 31,	December 31,
	2014	2013
Current liabilities
Current portion of long-term debt	$166	$166
Accounts payable
Affiliated	9,266	11,243
Trade	347,459	405,583
Customer deposits and deferred revenues	255,230	256,740
Accrued taxes	58,574	73,820
Accrued compensation	35,930	66,566
Other current liabilities	161,446	192,055
	868,071	1,006,173

Deferred liabilities and credits
Net deferred income tax liability	830,960	836,297
Other deferred liabilities and credits	330,467	315,073

Long-term debt	878,127	878,032

Noncontrolling interests with redemption features	543	536

Equity
U.S. Cellular shareholders' equity
Series A Common and Common Shares, par value $1 per share	88,074	88,074
Additional paid-in capital	1,429,148	1,424,729
Treasury shares	(165,577)	(164,692)
Retained earnings	2,061,561	2,043,095
Total U.S. Cellular shareholders' equity	3,413,206	3,391,206

Noncontrolling interests	16,960	18,391

Total equity	3,430,166	3,409,597

Total liabilities and equity	$6,338,334	$6,445,708

United States Cellular Corporation

Schedule of Cash and Cash Equivalents and Investments

(Unaudited, dollars in thousands)

The following table presents U.S. Cellular’s cash and cash equivalents and investments at March 31, 2014 and December 31, 2013.

	March 31,	December 31,
	2014	2013

Cash and cash equivalents	$398,541	$342,065

Amounts included in short-term investments (1)(2)
U.S. Treasury Notes	40,056	50,104

Total cash and cash equivalents and investments	$438,597	$392,169

(1)     Designated as held-to-maturity investments and are recorded at amortized cost on the Consolidated Balance Sheet.

(2)     Maturities are less than twelve months from the respective balance sheet dates.

United States Cellular Corporation
Consolidated Statement of Cash Flows
Three Months Ended March 31,
(Unaudited, dollars in thousands)

	2014	2013
Cash flows from operating activities
Net income	$18,404	$10,710
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	167,753	189,845
Bad debts expense	20,492	16,910
Stock-based compensation expense	4,955	5,036
Deferred income taxes, net	(4,817)	7,048
Equity in earnings of unconsolidated entities	(37,075)	(26,835)
Distributions from unconsolidated entities	12,818	5,836
(Gain) loss on asset disposals, net	1,934	5,434
(Gain) loss on sale of business and other exit costs, net	(6,900)	6,931
(Gain) loss on license sales and exchanges	(91,446)	—
Noncash interest expense	269	262
Other operating activities	47	250
Changes in assets and liabilities from operations
Accounts receivable	81,980	33,611
Inventory	19,306	16,750
Accounts payable - trade	(38,245)	4,644
Accounts payable - affiliate	(2,312)	(1,933)
Customer deposits and deferred revenues	(1,510)	8,862
Accrued taxes	(15,403)	6,175
Accrued interest	9,182	9,201
Other assets and liabilities	(75,896)	(75,122)
	63,536	223,615

Cash flows from investing activities
Cash used for additions to property, plant and equipment	(109,498)	(151,024)
Cash paid for acquisitions and licenses	(9,135)	(14,150)
Cash received from divestitures	103,042	—
Cash received for investments	10,000	—
Other investing activities	584	3,654
	(5,007)	(161,520)

Cash flows from financing activities
Repayment of long-term debt	(23)	(61)
Common shares reissued for benefit plans, net of tax payments	316	123
Common shares repurchased	(2,000)	(18,425)
Distributions to noncontrolling interests	(346)	(2,396)
Other financing activities	—	2
	(2,053)	(20,757)

Net increase in cash and cash equivalents	56,476	41,338

Cash and cash equivalents
Beginning of period	342,065	378,358
End of period	$398,541	$419,696

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited, dollars in thousands)

Three months ended March 31,	2014	2013

Cash flows from operating activities	$63,536	$223,615
Deduct:
Cash used for additions to property, plant and equipment	109,498	151,024
Free cash flow (1)	$(45,962)	$72,591

(1)     Free cash flow is defined as Cash flows from operating activities less Cash used for additions to property, plant and equipment. Free cash flow is a non-GAAP financial measure which U.S. Cellular believes may be useful to investors and other users of its financial information in evaluating the amount of cash generated by business operations, after Cash used for additions to property, plant and equipment.